SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 8, 2009 (date of earliest event reported: March 23, 2009)

e-Smart Technologies, Inc.

(Exact name of Registrant as specified in Charter)

Nevada	000-30717	No. 88-0409261
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

526 West 26th Street, Suite 710, New York NY 10001

(Address of principal executive office) (zip Code)

Registrant’s telephone number, including area code: (212) -727-3790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

Item 8.01.	Other Events.

e-Smart Technologies, Inc., announced that it has delivered limited quantities of its Contact and RF Contactless “I AM”™ Super Smart™ Cards and card readers to the following companies in Seoul, South Korea who have purchased them to be used as Employee ID and Computer Access Cards and to be tested in Pilot Programs for performance and compatibility with their existing systems. The companies include:

U Smart Tech Co., Ltd.

Cobalt Ray Co., Ltd.

KTB Solution Co., Ltd.

Dong Young International Co., Ltd.

Acronet Co., Ltd.

Flash Networks Co., Ltd.

u-Card Korea Co., Ltd.

Bluentech Co., Ltd.

Vtron Co., Ltd.

Dowon S & C Co., Ltd.

The above-referenced Pilot Program deliveries are qualified by reference to the Delivery Confirmations, copies of which are attached as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit index attached hereto.

Exhibit Number	Description
10.1	Delivery Confirmation Documentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated:	April 8, 2009
New York, New York

E-SMART TECHNOLOGIES, INC.

/s/ Mary Grace
BY:	Mary Grace, President

Exhibit Index

Exhibit Number	Description
10.1	Delivery Confirmation Documentation

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